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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): December 5, 2003





                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     333-110437                41-1955181
----------------------------     -------------------------     ---------------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
        of Incorporation)            File Number)            Identification No.)




       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (952) 857-7000
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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5.  Other Events.
----     ------------

         On or about December 23, 2003 the Registrant expects to cause the issuance and sale of Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RZ5 (the "Certificates"), pursuant to a Pooling and Servicing Agreement to be dated as of December 1, 2003, among the Registrant, Residential Funding Corporation, as Master Servicer, and the JPMorgan Chase Bank, as Trustee.

         In connection with the expected sale of the Certificates by Bank of America Securities LLC, as representative of the several underwriters (the
"Underwriters"); the Registrant has been advised that the Underwriters have furnished to prospective investors certain collateral information (the "Collateral Term Sheets") with respect to the mortgage loans underlying the proposed offering of the Certificates, which Collateral Term Sheets are being filed electronically as exhibits to this report.

         The Collateral Term Sheets have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.

         In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates (the "Mortgage Loans") may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will effect the maturity, interest rate sensitivity and cash flow characteristics of the Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements.

         Not applicable.

(b) Pro Forma Financial Information.

         Not applicable.

(c) Exhibits:

                         ITEM 601(A) OF
                         REGULATION S-K
         EXHIBIT NO.     EXHIBIT NO.               DESCRIPTION

                  1              99                Collateral Term Sheets


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                           RESIDENTIAL ASSET MORTGAGE
                           PRODUCTS, INC.



                           By:    /s/ Mark White
                           Name:  Mark White
                           Title: Vice President



Dated: December 5, 2003




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                                  Exhibit Index


                  Item 601(a) of    Sequentially
Exhibit           Regulation S-K    Numbered
Number            Exhibit No.       Description                Page

1                          99      Collateral Term      Electronically
                                    Sheets





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